UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 12, 2007

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue

Chicago, Illinois  60601

(Address of principal executive offices)

(Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.                                          Regulation FD Disclosure.

On March 12, 2007, Smurfit-Stone Container Corporation (the “Company”) issued a press release announcing that Smurfit-Stone Container Enterprises, Inc. (“SSCE”), its wholly owned subsidiary, intends to issue up to $675 million of Senior Notes (the “New Notes”), maturing in 2017.  The New Notes will be issued in a private placement transaction to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to international buyers under Regulation S of the Securities Act.

Also on March 12, 2007, the Company issued a press release announcing that SSCE has commenced a cash tender offer (the “Tender Offer”) for all of its approximately $648 million aggregate principal amount of outstanding 9¾% Senior Notes due 2011 (the “9¾% Notes”).  In connection with the Tender Offer, SSCE is soliciting consents (together with the Tender Offer, the “Offer”) from holders of the 9¾% Notes to effect certain proposed amendments to the governing indenture which, if adopted, will eliminate substantially all of the restrictive covenants and certain of the event of default provisions (the “Proposed Amendments”) relating to the 9¾% Notes.  The net proceeds received from the sale of the New Notes, as described above, will be used to fund the Offer.

The press releases attached to this Current Report as Exhibits 99.1 and 99.2 contain additional information with respect to the issuance of the New Notes and the terms of the Offer, respectively.

The information set forth in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, may contain forward-looking statements that are based on management’s expectations and beliefs concerning future events impacting the Company.  Certain matters contained herein are based upon information available to management as of the date hereof.  These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict.  As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement.  Factors that may cause such a difference include, but are not limited to, risks and uncertainties described in “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as updated from time to time in the Company’s Securities and Exchange Commission filings. The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01.                                          Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Smurfit-Stone Container Corporation, dated March 12, 2007, relating to the issuance of the New Notes.

99.2	Press Release of Smurfit-Stone Container Corporation, dated March 12, 2007, relating to the Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 12, 2007

SMURFIT-STONE CONTAINER CORPORATION

By: /s/ Craig A. Hunt
Name: Craig A. Hunt
Title: Senior Vice President, Secretary, and General Counsel